Exhibit 10.2

SIXTH AMENDMENT TO MANAGEMENT AGREEMENT

THIS SIXTH AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of May 11, 2018 by and among HPT TRS IHG-2, INC. (“Owner”), a Maryland corporation (successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc.), and INTERCONTINENTAL HOTELS GROUP RESOURCES, INC. (“Resources”), a Delaware corporation, IHG MANAGEMENT (MARYLAND) LLC (“Maryland”), a Maryland limited liability company, and INTERCONTINENTAL HOTELS GROUP (CANADA), INC. (“Canada”), a corporation under the laws of Ontario, Canada (Resources, Maryland and Canada, collectively, “Manager”).

W I T N E S S E T H

WHEREAS, HPT TRS (for itself and as successor by merger to HPT TRS IHG-1, Inc. and HPT TRS IHG-3, Inc.) and IHG Manager are parties to that certain Management Agreement, dated as of July 1, 2011, as amended by that certain Amendment to Management Agreement, dated as of March 16, 2015 (the “First Amendment”), that certain Second Amendment to Management Agreement, dated as of February 11, 2016, that certain Third Amendment to Management Agreement, dated as of February 1, 2017, that certain Fourth Amendment to Management Agreement, dated as of March 24, 2017, and that certain Fifth Amendment to Management Agreement, dated as of June 28, 2017 (as so amended, the “Management Agreement”); and

WHEREAS, Owner (and its predecessors) and Manager entered into that certain Deposit Agreement, dated as of July 1, 2011 (as amended, the “Deposit Agreement”); and

WHEREAS, Owner and Manager have entered into Deposit Agreement Acknowledgements dated as of February 11, 2016 for the Monaco Portland, February 1, 2017 for the Kimpton Hotel Allegro in Chicago, March 24, 2017 for the Alexis Hotel Seattle, June 28, 2017 for the Crowne Plaza Ravinia, and June 28, 2017 for the Crowne Plaza Columbus – Downtown (collectively, with any other Deposit Agreement Acknowledgements entered into in the future, the “Deposit Agreement Acknowledgements”); and

WHEREAS, Owner and Manager desire to amend the Management Agreement to provide for additional hotels to be added to the Management Agreement as Pool A Hotels (as defined in the Management Agreement) thereunder; and

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Manager, intending to be legally bound, hereby agree, effective from and after the date hereof, as follows:

1.Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Management Agreement.

2.Additional Pool A Hotels: The following definition is added to Article 1: “Additional Pool A Hotels” shall mean those Hotels made subject to this Agreement subsequent to April 1, 2018 pursuant to a Site Designation Supplement which designates such Hotel as an Additional Pool A Hotel.

3.Effective Date. The definition of “Effective Date” is amended to read: “shall mean July 1, 2011 with respect to the Original Pool A Hotels and the effective date set forth in the applicable Site Designation Supplement with respect to any Additional Pool A Hotel or any Pool B Hotel”.

4.Original Pool A Hotels: The following definition is added to Article 1: “Original Pool A Hotels” shall mean those Hotels that were Pool A Hotels as of February 28, 2018, which Hotels were further described in that certain Amendment to Management Agreement, dated as of July 11, 2011.

5.Pool A Hotels. The definition of “Pool A Hotels” is amended to read: “shall mean, collectively, the Original Pool A Hotels and any Additional Pool A Hotels, less any such Hotels that are removed from the Management Agreement in accordance with its terms.”

6.Pool B Hotels. The definition of “Pool B Hotels” is amended to read: “shall mean those Hotels made subject to this Agreement subsequent to February 1, 2015 pursuant to a Site Designation Supplement with respect thereto other than Additional Pool A Hotels”.

7.Condition of Additional Pool A Hotels. Manager confirms that it has had, or by its execution and delivery of the applicable Site Designation Supplement will have had, sufficient opportunity to evaluate the condition of each Additional Pool A Hotel and, unless otherwise expressly agreed upon in writing between Manager and Owner, will accept delivery and possession of each Additional Pool A Hotel on the applicable Effective Date in its then “as is” condition, and otherwise in accordance with the terms and provisions of Section 2.5 of the Management Agreement. Nothing in the foregoing sentence or in Section 2.5 of the Management Agreement, however, shall affect Owner’s obligations with respect to any Additional Pool A Hotel Approved Renovations or other obligations expressly set forth in the Management Agreement.

8.No Designation of Additional Pool A Hotels as Non-Economic Hotels. Neither Owner nor Manager shall have any right to designate any Additional Pool A Hotel as a Non-Economic Hotel in accordance with the terms and provisions of Section 2.6(e) of the Management Agreement before the date which is five (5) years following the applicable Effective Date for such Hotel.

9.Refurbishment Fund for Additional Pool A Hotels. Between the Effective Date for any applicable Additional Pool A Hotel and the date which is set forth on the applicable Site Designation Supplement as the “Approved Renovation Funding Expiration Date” for such Hotel, Owner agrees to supplement the Reserve Account with the amounts that Owner and Manager shall set forth for Capital Replacements, if any, in the Site Designation Supplement for such Hotel (the “Additional Pool A Hotel Approved Renovations”) or, if available at such time, the agreed upon Additional Pool A Hotel Scope and Estimate (as defined herein) for such Hotel. If not included in the Site Designation Supplement, within six (6) months following the Effective Date of each applicable Additional Pool A Hotel, Manager shall develop, for Owner’s approval, a scope of work and cost estimate for the Additional Pool A Hotel Approved Renovations for such Hotel (the “Additional Pool A Hotel Scope and Estimate”). The cost estimate set forth in the Additional Pool A Hotel Scope and Estimate for each applicable Additional Pool A Hotel shall not exceed the amounts set forth for Capital Replacements in the Site Designation Supplement for such Hotel, unless otherwise approved or agreed to by Owner. Owner and Manager shall cooperate with each other to resolve any objections that Owner may have to any such proposed Additional Pool A Hotel Scope and Estimate. After Owner and Manager have agreed to an Additional Pool A Hotel Scope and Estimate for an Additional Pool A Hotel, Owner shall, within ten (10) business days of Manager’s request (but not more than once per calendar month), fund the amounts reflected in the applicable Additional Pool A Hotel Scope and Estimate, in partial or complete draws as Manager reasonably requests. Manager agrees not to request any such funds more than thirty (30) days in advance of needing the same. Manager shall separately account for all such deposits for Additional Pool A Hotel Approved Renovations. Manager shall review and approve for payment third party invoices and, subject to receipt of lien waivers, together with such other documentation as Owner may reasonably request, withdraw such amounts from the Reserve as are required to pay approved invoices. Owner shall have no liability for, and Manager shall not pay, any costs of any Additional Pool A Hotel Approved Renovations in excess of those set forth in the applicable Site Designation Supplement or the Additional Pool A Hotel Scope and Estimate unless otherwise expressly approved by Owner. Owner and Manager shall meet not less than once per month (which meeting may take place by conference telephone call or other similar electronic means) to review all applicable Additional Pool A Hotel Scope and Estimates with respect to any Additional Pool A Hotel Approved Renovations then in progress and any updates or revisions thereto and the status of each such project. Subject to the other terms and provisions of this paragraph, Manager may elect upon notice to Owner to fund the Reserve Account from time to time for such purposes on an interim basis, and Owner shall reimburse Manager for any such fundings by Manager within thirty (30) days after receipt of invoices from Manager detailing such fundings by Manager. Owner shall have the right to review and approve any material updates or revisions to any Additional Pool A Hotel Scope and Estimate prior to funding any additional amounts into the Reserve Account resulting from such updates or revisions. Manager shall select, engage, control and supervise the work of the contractors and agents involved in performing the work of the Additional Pool A Approved Renovations even though Owner and Manager shall both be parties to the contracts with such contractors and agents. With respect to all actions or matters requiring the review and approval of Owner under this paragraph, if Owner does not approve or disapprove any such actions or matters within ten (10) business days of submittal by Manager, the actions or matters shall be deemed approved. For the avoidance of doubt, all Additional Pool A Hotel Approved Renovations shall be considered Approved Renovations for all purposes under the Management Agreement (including, without limitation, for purposes of calculating Owner’s First Priority).

10.Initial Yearly Budgets for Additional Pool A Hotels. Not more than sixty (60) days following the Effective Date for each Additional Pool A Hotel, Manager shall submit to Owner a proposed Yearly Budget for such Hotel for the remainder of the applicable Fiscal Year for Owner’s approval in accordance with Section 8.2 of the Management Agreement. Once approved in accordance with Section 8.2 of the Management Agreement, such proposed Yearly Budget shall constitute the Yearly Budget for such Hotel for the balance of the applicable Fiscal Year.

11.Working Capital for Additional Pool A Hotels. As of the applicable Effective Date for each Additional Pool A Hotel, Owner shall advance additional funds for the Working Capital of such Additional Pool A Hotel in the amount of the net credit, if any, for closing pro rations received by Owner, Landlord, or its affiliates on account of guest ledger receivables and other similar revenues in connection with its acquisition of such Additional Pool A Hotel.

12. Site Designation Supplement. Exhibit C (Site Designation Supplement) to the Management Agreement is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

13.Second Refurbishment Fund. Between the date of this Amendment and July 1, 2019 (the “Second Refurbishment Period”), Owner agrees to supplement the Reserve Account with $29,000,000 to refurbish any Hotels that Owner and Manager shall agree upon, (such amount being the “Second Refurbishment Fund”). Manager shall develop, for Owner’s approval, a scope of work and cost estimate for the renovations at any of the agreed upon Hotels (the “Second Refurbishment Scope and Estimate”). After Owner and Manager have agreed to the Second Refurbishment Scope and Estimate for the renovations (“Second Refurbishment Approved Renovations”) and as the Second Refurbishment Approved Renovations work progresses, Owner shall fund the Second Refurbishment Funds into the Reserve Account upon Manager’s request and direction, but in no event later than July 1, 2019 pursuant to the terms below. Manager shall review and approve for payment all draw requests and third party invoices and, subject to receipt of lien waivers, together with such other documentation as Owner may reasonably request, Owner shall deposit the amount thereof in the Reserve Account, whereupon Manager will withdraw such amounts from the Reserve as are required to pay approved invoices. Owner shall have no liability for, and Manager shall not pay, any costs of the Second Refurbishment Approved Renovations in excess of those set forth in the relevant Second Refurbishment Scope and Estimate unless otherwise agreed upon. To the extent requested by Owner, Owner and Manager shall periodically meet (which meeting may take place by conference telephone call, internet enabled meeting, or similar electronic means) to review each Second Refurbishment Scope and Estimate for the Second Refurbishment Approved Renovations and any updates or revisions thereto and the progress of the Second Refurbishment Approved Renovations. Manager may elect upon notice to Owner to fund the Reserve Account from time to time for Second Refurbishment Approved Renovations on an interim basis, and Owner shall reimburse Manager for any such funding by Manager within thirty (30) days after receipt of invoices and draw requests from Manager detailing such funding by Manager.    In any case, prior to funding amounts into the Reserve Account, Owner shall have the right to review and approve any updates or revisions to the applicable Second Refurbishment Scope and Estimate. Owner shall also have the right to review plans and specifications of architects, general contractors’ estimates, architect’s certificates, copies of permits and other evidence of approval by governmental authorities and other regulatory bodies whose approval is required. Additionally, Manager’s selection of general contractors and procurement agents shall be subject to Owner’s written approval, which approval shall, consistent with this Agreement, not be unreasonably withheld or delayed, and in any case, Owner agrees to act on such approvals in a manner necessary to maintain the timetable for completion of the work. The foregoing notwithstanding, Manager shall control and supervise the work of the contractors and agents involved in performing the work of the Second Refurbishment Approved Renovations. In order to ensure the timely investment of the Second Refurbishment Funds, Owner and Manager agree that Owner shall fund the entirety of the Second Refurbishment Fund, that is not yet funded, into the reserve Account on the earlier of: (a) Manager’s request, or (b) July 1, 2019, which amounts shall be applied by Manager in accordance with this Section 13. Notwithstanding anything stated to the contrary otherwise in the Management Agreement, including without limitation the First Amendment, all advances made pursuant to this Section 13 shall be treated as advances for Approved Renovations made pursuant to Section 5.4 (Refurbishment Fund) with respect to the calculation of Owner’s First Priority. For the avoidance of doubt, the deposit of the Second Refurbishment Funds into the Reserve Account shall result in an increase to Owner’s First Priority.

14.Crowne Plaza Workplace Early Adopter Program Participation. Owner and Manager agree that the Hotels identified on Addendum 1 attached hereto (the “Participating CP Hotels”) shall participate in the Crowne Plaza Workplace Early Adopter Program (the “CP Program”), subject to the terms herein. Manager will cause the Participating CP Hotels to comply with the Plaza Workspace Program Requirements separately acknowledged by Owner and Manager. As part of Owner’s participation in the CP Program, Manager will contribute the amounts set forth on Addendum 1 (the “IHG CP Program Contribution”) for each of the Participating CP Hotels by either (i) funding such amounts directly into the Reserve Account for use in executing the CP Program at the Participating CP Hotels; or (ii) funding such amounts directly to vendors to pay for costs to execute the CP Program at the Participating CP Hotels. Additionally, Owner will fund additional amounts which will count as funded from the Second Refurbishment Fund into the Reserve Account to fund the additional cost necessary to pay for the Participating Hotels’ execution of the CP Program (“Additional CP Costs”). Manager will be entitled to withdraw amounts from the Reserve Account to pay for such execution of the CP Program from time to time. As a matter of course, Manager will assess each of the Participating CP Hotels to confirm the scope of the components to be implemented at the Participating CP Hotels for the CP Program, based upon the programming of such Participating CP Hotel. The process for execution of the work and funding for the CP Program at the Participating CP Hotels shall be in accordance with the terms in Section 13 above for the Second Reimbursement Fund. By way of example, Manager shall develop, for Owner’s approval, a Second Refurbishment Scope and Estimate for each Participating CP Hotel. After Owner and Manager have agreed to a

Second Refurbishment Scope and Estimate for the CP Program renovations, Owner shall fund the Additional CP Costs reflected in such Second Refurbishment Scope and Estimate into the Reserve Account or directly to the program or project manager, as Manager directs. The IHG CP Contribution will only be available to the extent the work to implement the CP Program at the Participating CP Hotels is completed no later than March 31, 2019. If such completion does not timely occur, the IHG CP Contribution will be returned to IHG. For the avoidance of doubt, Owner’s financial benefit for participating in the CP Program will be the IHG CP Program Contribution and alternative benefits that may be offered to participating franchisees or other hotel owners, such as “ad assists” or key money, will not apply. Notwithstanding anything stated to the contrary otherwise in the Management Agreement, including without limitation the First Amendment, all advances made pursuant to this Section 14 (excluding any applicable IHG CP Contributions) shall be treated as advances for Approved Renovations made pursuant to Section 5.4 (Refurbishment Fund) with respect to the calculation of Owner’s First Priority. For the avoidance of doubt, the deposit of any amounts into the Reserve Account pursuant to this Section 14 (excluding any applicable IHG CP Contributions) shall result in an increase to Owner’s First Priority.

15.Additional Deposits Acknowledgment. Manager and Owner agree that unless otherwise expressly agreed upon in writing between them, each “Additional Deposit” (as defined in each of the Deposit Agreement Acknowledgements) made prior to the date hereof and after the date hereof shall be added to and become part of the “Supplemental Deposit” (as defined in the Management Agreement) and, as such, shall be subject to Section 17.5(k) of the Management Agreement. For the avoidance of doubt, the Deposit Maintenance Amount does not constitute a maximum threshold for the Deposit and to the extent the aggregate amount of the Deposit, including Additional Deposits, exceeds the Deposit Maintenance Amount, such amounts shall continue to be maintained as part of the Deposit in accordance with the Deposit Agreement and Management Agreement.

16.Ratification. As amended hereby, the Management Agreement remains in full force and effect and is ratified and confirmed.

17.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one agreement. Any such counterpart may be delivered by facsimile or e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

This page is intentionally left blank

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment effective as of the day and year first above written.

OWNER:

HPT TRS IHG-2, INC.

By: /s/ John G. Murray___
John G. Murray
President

MANAGER:

INTERCONTINENTAL HOTELS GROUP
RESOURCES, INC.

By: __/s/ Robert Chitty___
Name: Robert Chitty
Title:    Vice-President

MANAGER:

INTERCONTINENTAL HOTELS GROUP
(CANADA), INC.

By: __/s/ Robert Chitty___
Name: Robert Chitty
Title:     Vice-President

IHG MANAGEMENT (MARYLAND) LLC

By: __/s/ Robert Chitty___
Name: Robert Chitty
Title:     Vice-President

Each of the parties comprising Landlord joins in the foregoing Amendment to evidence its continued agreement to be bound by the terms of Sections 4.1 through 4.7 and Articles 15 and 16 of the Management Agreement, as may be amended by the foregoing Amendment, in each case to the extent applicable to it, subject to the terms of Sections 24.18.

LANDLORD:

HPT CW MA REALTY TRUST

By:    /s/ John G. Murray
John G. Murray
Trustee and not individually

HPT IHG CANADA PROPERTIES TRUST

By:    /s/ John G. Murray
John G. Murray
President

HPT IHG GA PROPERTIES LLC

By:    /s/ John G. Murray
John G. Murray
President

HPT IHG-2 PROPERTIES TRUST

By:    /s/ John G. Murray
John G. Murray
President

HPT IHG-3 PROPERTIES LLC

By:    /s/ John G. Murray
John G. Murray
President

AGREEMENT BY
INTERCONTINENTAL HOTELS (PUERTO RICO) INC.

Reference is made to that certain Guaranty Agreement, dated as of July 1, 2011, by Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”) for the benefit of HPT TRS IHG-1, Inc., HPT TRS IHG-2, Inc., HPT TRS IHG-3, Inc., HPT IHG PR, Inc. and Hospitality Properties Trust (the “PR Guaranty”).

PR Tenant acknowledges receipt of the foregoing Sixth Amendment to Management Agreement by and among HPT TRS IHG-2, Inc., Intercontinental Hotels Group Resources, Inc., IHG Management (Maryland) LLC and Intercontinental Hotels Group (Canada), Inc. (the “Amendment”).

PR Tenant also confirms that all references to the “Management Agreement” to the PR Guaranty shall refer to the Management Agreement (as defined in the Amendment) as amended by the Amendment and that the PR Guaranty remains in full force and effect.

PR TENANT:

INTERCONTINENTAL HOTELS (PUERTO RICO) INC.,
a Puerto Rico corporation

By:____/s/ Robert Chitty ________
Name: Robert Chitty
Title:    Vice-President

EXHIBIT C

FORM OF SITE DESIGNATION SUPPLEMENT

SITE DESIGNATION SUPPLEMENT

THIS SITE DESIGNATION SUPPLEMENT is made and entered into as of [INSERT DATE], by and among HPT TRS IHG-2, INC., a Maryland corporation (“Owner”), and INTERCONTINENTAL HOTELS GROUP RESOURCES, INC. (“Resources”), a Delaware corporation, IHG MANAGEMENT (MARYLAND) LLC (“Maryland”), a Maryland limited liability company, and INTERCONTINENTAL HOTELS GROUP (CANADA), INC. (“Canada”), a corporation under the laws of Ontario, Canada (Resources, Maryland and Canada, collectively, “Manager”), and agreed to and acknowledged by the Landlord as listed on the signature page hereto (collectively, “Landlord”) and Intercontinental Hotels (Puerto Rico) Inc. (“PR Tenant”).

1.    Pursuant to this Site Designation Supplement, which is governed by the terms and conditions of that certain Management Agreement, dated as of July 1, 2011, as amended by that certain Amendment to Management Agreement, dated as of March 16, 2015, that certain Second Amendment to Management Agreement, dated as of February 11, 2016, that certain Third Amendment to Management Agreement, dated as of February 1, 2017, that certain Fourth Amendment to Management Agreement, dated as of March 24, 2017, that certain Fifth Amendment to Management Agreement, dated as of June 28, 2017, and that certain Sixth Amendment to Management Agreement, dated as of [●], 2018 (as so amended, the “Management Agreement”), which Management Agreement is incorporated herein by this reference, Owner and Manager hereby subject the hotel commonly known as [INSERT NAME AND ADDRESS OF SITE], and located on the site described on Attachment 1 to this Site Designation Supplement, to the terms of the Management Agreement, and such site shall be considered a “Site” as defined in the Management Agreement. All capitalized terms used and not otherwise defined in this Site Designation Supplement shall have the meanings given such terms in the Management Agreement.

2.The Hotel located at this Site shall be [an Additional Pool A Hotel/a Pool B Hotel].

3.The Effective Date for the Hotel located at this Site shall be [INSERT EFFECTIVE DATE].

4.For Additional Pool A Hotels: The approved aggregate sum of all amounts expended by Owner or Landlord or any of their affiliates in connection with the Hotel located as this Site is [INSERT APPLICABLE ACQUISITION AMOUNT]. As of the Effective Date for the Hotel located at this Site, the Base Priority Amount shall be increased by [INSERT APPLICABLE BASE PRIORITY AMOUNT].

For Pool B Hotels: The Pool B Percentage for the Hotel located at this Site shall be [INSERT THE APPLICABLE PERCENTAGE], the approved aggregate sum of all amounts expended by Owner or Landlord or any of their affiliates in connection with the Hotel located as this Site is [INSERT APPLICABLE ACQUISITION AMOUNT] and the Owner’s Pool B Base Priority for the Hotel located at this Site shall be [INSERT OWNER’S POOL B BASE PRIORITY AMOUNT].

4.    Between the Effective Date and [INSERT APPROVED RENOVATION FUNDING EXPIRATION DATE] (the “Approved Renovation Funding Expiration Date”), Owner agrees to supplement the Reserve Account (as defined in the Management Agreement) for the [Additional] Pool [A/B] Hotel Approved Renovations for the Hotel located at this Site in an amount not to exceed [INSERT APPLICABLE AMOUNT], unless otherwise approved or agreed to by Owner [or, in the alternative, as reflected in the agreed upon [Additional] Pool [A/B] Hotel Scope and Estimate for such Hotel, a copy of which is attached hereto as Attachment 2].

5.    The Management Agreement remains in full force and effect and is ratified and confirmed.

6.    This Site Designation Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one agreement. Any such counterpart may be delivered by facsimile or e-mail (in .pdf format), and any signature so delivered shall be deemed an original signature for all purposes.

Exhibit C

IN WITNESS WHEREOF, Owner and Manager have duly executed this Site Designation Supplement as of the day and year first written above.

OWNER:
HPT TRS IHG-2, INC.
By:                    ____
    John G. Murray
Vice President

MANAGER:
INTERNATIONAL HOTELS GROUP RESOURCES, INC.
By:
Name:
Title:

INTERNATIONAL HOTELS GROUP (CANADA), INC.

By:
Name:
Title:

IHG MANAGEMENT (MARYLAND) LLC
By:
Name:
Title:

Exhibit C

Addendum 1

Crowne Plaza Workspace Early Adopter Hotels

IHG Contribution

Crowne Plaza White Plains	$65,000

Crowne Plaza Miami	$65,000

Crowne Plaza San Jose	$65,000

Crowne Plaza Charlotte	$65,000

Crowne Plaza Columbus	$40,000

Crowne Plaza Ravinia	$40,000